                                                                  EXHIBIT 23.1


             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and "Consolidated Selected Financial Data" and to the use of our report dated July 9, 1997, in Amendment No. 1 to the Registration Statement (Form SB-2) and the related Prospectus of DAOU Systems, Inc. for the registration of 2,300,000 shares of its common stock.


/s/ ERNST & YOUNG LLP


San Diego, California
August 12, 1997